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                                                                EXHIBIT 23

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-39421 of Good Guys, Inc on Form S-8 of our report dated April 22, 2002, appearing in this Annual Report on Form 11-K of The Good Guys Deferred Pay and Profit Sharing Plan for the year ended September 30, 2001.

DELOITTE & TOUCHE LLP
SAN FRANCISCO, CALIFORNIA

October 28, 2002